UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   October 20, 2004
                                                  ------------------------------

                          SVB Financial Services, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                   New Jersey
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        000-22407                                     22-3438058
--------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

   70 East Main Street, Somerville, NJ                                  08876
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (908) 541-9500
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)


     [_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The Company issued a News Release on October 20, 2004 announcing quarter and year to date earnings. A copy of the press release is furnished with this Form 8-K as Exhibit 99.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (99) Additional Exhibits

     Copy of News Release announcing quarter and year to date earnings, dated October 20, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       SVB Financial Services, Inc.
                                               (Registrant)


Date  October 20, 2004                 By   /s/ Keith B. McCarthy
     -----------------                      ----------------------------
                                            Keith B. McCarthy
                                            Principal Accounting Officer